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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-7




Section 7.3 Indenture                Distribution Date:                9/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      903,000.00
               Class B Note Interest Requirement                       88,812.50
               Class C Note Interest Requirement                      160,312.50
                       Total                                        1,152,125.00

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.43333
               Class B Note Interest Requirement                         1.69167
               Class C Note Interest Requirement                         2.37500

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        630,000,000
               Class B Note Principal Balanc                          52,500,000
               Class C Note Principal Balance                         67,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)     Required Owner Trust Spread Account Amount                  7,500,000.00



                                                      By:
                                                             -------------------

                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President